SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2006

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      000-50820                37-1413556
  --------------------------       -------------------        ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


300 St. Louis Street, Edwardsville, Illinois                        62025
--------------------------------------------                        -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.
              -------------

     On June 26, 2006, First Federal Financial Services, Inc. issued a press release reporting that the offering period for First Clover Leaf Financial Corp.'s subscription and community offering expired, as scheduled, on June 20, 2006.

     A copy of the press release dated June 26, 2006, giving details associated with the subscription offering and the community offering is attached as Exhibit 99 to this report.


Item 9.01.    Financial Statements and Exhibits
              ----------------------------------

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Shell Company Transaction. Not applicable.

(d)  Exhibits.

             Exhibit No.               Description
             ----------                ------------

                99                     Press Release dated June 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                     FIRST FEDERAL FINANCIAL SERVICES, INC.



DATE:  June 28, 2006              By: /s/ Donald Engelke
                                      ----------------------------------------
                                      Donald Engelke
                                      Senior Vice President and
                                      Principal Financial and Accounting Officer




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                                  EXHIBIT INDEX

The following exhibits are filed as part of this Report:

                Exhibit No.               Description
                ----------                -----------

                   99                     Press Release dated June 26, 2006